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                               SEMIANNUAL REPORT
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[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
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                                                 New England Star Small Cap Fund

                                                               [graphic omitted]

--------------
JUNE 30, 1998
--------------

                                                                     August 1998
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear Shareholder:

Investors had reason for comfort during the first half of 1998.

After stunning gains in each of the last three years, the stock market behaved more like its customary self: Major market indicators moved up for a time, slid back and were once again in recovery mode at the end of the period. This pattern largely reflected investors' responses to fast-changing events in Asia. Unpredictable markets call to mind the long-term experience of millions of mutual fund investors; those of us who held firm to our plans as markets entered difficult periods were often rewarded as markets recovered. The longer you stay invested the less interim ups and downs -- here or overseas -- should concern you.

News from the Far East drove bond market sentiment as well. In the United States, faltering Asian economies meant lower prices on many imported goods, putting pressure on prices and corporate earnings. With slower growth now a real possibility and with little immediate evidence of inflation, the Federal Reserve Board left short-term interest rates unchanged, while long-term rates fell to record lows in mid-June.

In the pages that follow, you can read about how your Fund's management dealt with the disruptions in the Pacific region and their impact on our domestic economy. But beyond Asia's present problems, and notwithstanding the inevitable ebb and flow of our own business cycle, there are reasons to be optimistic about investment prospects over the next several years. For example, vast, under-served populations in China and elsewhere represent huge potential demand for consumer goods. Here in the United States, there is the prospect of a demography-driven spending wave, as millions of baby-boomers enter their peak consumption years. Events may turn out differently -- volatility will always be part of investing -- but as much as the markets may waver, the watchwords for many long-term investors are constant: diversify and persist.

While you are thinking about your investments, take a few minutes to review your portfolio. It's possible that three years of strong market gains have tilted your holdings disproportionately toward aggressive stock funds. If so, you and your financial representative can adjust the balance easily using some of New England Funds' more conservative equity or bond funds to reallocate your assets in line with your long-term goals and comfort level. Once you are satisfied with your portfolio's balance, be sure to stay in touch with your financial professional, invest regularly and don't try to guess what the market will do next.

Thank you for your continued support of New England Funds.

Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer
    President

PREPARING FOR THE YEAR 2000
------------------------------------------------------------------------------
New England Funds continues to work to provide high quality service as we move into the new century. Since last year we have devoted significant resources to identifying, analyzing and resolving computer issues related to Year 2000. As a further measure, we have focused on year-end 1998 as a target for preparedness by vendor and service agency systems that we rely on for support. We expect major systems to be ready before the end of the year, with a year of quality assurance to follow.

                         NEW ENGLAND STAR SMALL CAP FUND
------------------------------------------------------------------------------

                                      INVESTMENT RESULTS THROUGH JUNE 30, 1998
------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                                  GROWTH OF A $10,000 INVESTMENT
------------------------------------------------------------------------------

                   December 1996 (inception) through June 1998

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in the Star Small Cap Fund's Class A shares compared to Russell 2000. The data points to this chart are as follows:]

               NET ASSET        WITH MAXIMUM            RUSSELL
                VALUE(1)        SALES CHARGE(2)         2000(4)
-------------------------------------------------------------------------------
12/31/96       $10,000             $ 9,425             $10,000
    3/97       $ 9,352             $ 8,814             $ 9,483
    6/97       $11,040             $10,405             $11,020
    9/97       $13,160             $12,403             $12,660
   12/97       $12,697             $11,966             $12,236
    3/98       $14,126             $13,314             $13,467
    6/98       $13,341             $12,174             $12,839

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in the Star Small Cap Fund's Class B shares compared to Russell 2000. The data points to this chart are as follows:]

               NET ASSET                               RUSSELL
                VALUE(1)            CDSC(3)            2000(4)
-------------------------------------------------------------------------------
12/31/96       $10,000             $10,000             $10,000
    3/97       $ 9,336             $ 9.336             $ 9,483
    6/97       $11,000             $11,000             $11,020
    9/97       $13,095             $13,095             $12,660
   12/97       $12,608             $12,608             $12,236
    3/98       $13,996             $13,996             $13,467
    6/98       $13,194             $12,794             $12,839

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in the Star Small Cap Fund's Class C shares compared to Russell 2000. The data points to this chart are as follows:]

               NET ASSET           RUSSELL
                VALUE(1)           2000(4)
-----------------------------------------------------------
12/31/96       $10,000             $10,000
    3/97       $ 9,336             $ 9,483
    6/97       $11,000             $11,020
    9/97       $13,095             $12,660
   12/97       $12,608             $12,236
    3/98       $13,996             $13,467
    6/98       $13,194             $12,839

These illustrations represent past performance and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. All Index and Fund performance assumes reinvested distributions.

                         NEW ENGLAND STAR SMALL CAP FUND
--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS -- 6/30/98
--------------------------------------------------------------------------------

   CLASS A (Inception 12/31/96)   6 MONTHS       1 YEAR         SINCE INCEPTION
   Net Asset Value(1)              5.08%         20.84%             21.19%
   With Max. Sales Charge(2)      -0.98          13.91              16.51
--------------------------------------------------------------------------------

   CLASS B (Inception 12/31/96) 6 MONTHS         1 YEAR         SINCE INCEPTION
   Net Asset Value(1)             4.65%          19.96%             20.30%
   With CDSC(3)                  -0.35           14.96              17.86
--------------------------------------------------------------------------------

   CLASS C (Inception 12/31/96)  6 MONTHS        1 YEAR         SINCE INCEPTION
   Net Asset Value(1)             4.65%          19.96%             20.30%
   With CDSC(3)                   3.65           18.96              20.30
--------------------------------------------------------------------------------

   COMPARATIVE PERFORMANCE       6 MONTHS        1 YEAR         SINCE INCEPTION
   Russell 2000(4)                4.93%          16.51%             18.13%
   Lipper Small Cap Fund Avg.(5)  6.46           17.65              18.15
-------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

NOTES TO CHARTS (PAGES 1 & 2)
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares. CDSC for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.
(4) Russell 2000 Small Stock Index is a popular measure of the stock price performance of small companies. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Lipper Small Cap Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                         NEW ENGLAND STAR SMALL CAP FUND
--------------------------------------------------------------------------------

                                                                        OVERVIEW
--------------------------------------------------------------------------------

New England Star Small Cap Fund is composed of four separate portfolio segments, each managed by a different leading investment management firm. This multiple-adviser approach is the essence of the Star concept. It provides a means to diversify among not just individual securities, but investment styles and strategies as well.

Small-cap stocks and your Fund generated positive returns during the six-month period that ended June 30, 1998. During the six months, Class A shares produced a total return of 5.08%, reflecting a $0.78 per share gain in net asset value to $16.15 per share.

The first six months of 1998, a period of marked contrasts for investors, were discouraging to many investors in small-company stocks despite the attractive earnings and price characteristics of this sector. While all stocks were volatile, the January-to-June time period was especially frustrating for U.S. small-cap investors. After producing double-digit returns in the first quarter of 1998, the stock market experienced a setback, as investors reacted to uncertainties in the global economic environment. Even though by traditional measures small-company stocks provided attractive value and growth potential, investors sought the perceived safety and liquidity of large-company stocks. The popularity of these stocks persisted even though many large companies depend on exports and stand to be most affected by problems overseas.

While small-cap stocks lagged their large-cap counterparts during the first six months of 1998, we believe the long-term outlook for small companies is very positive. Most small-company stocks are attractively priced, have the potential for earnings growth that is faster than the broader market or the economy as a whole, and have little or no direct exposure to Asia. We believe that small companies should be much less vulnerable to a sustained downturn in Asia than many large U.S. companies.

During the first half of 1998, the global investment environment was a mix of extreme weakness in some areas and sound economic growth in others. The emerging Asian countries suffered from weak currencies, rapid decline in economic activity and social unrest. In Japan, the economic woes that have plagued the country for several years culminated in recession.

As many Asian countries struggled, the economies of most of the industrialized countries were strong. In the United States, economic growth continued at a steady pace and interest rates declined. Even though consumer spending was high and there was some pick-up in wages, there was virtually no acceleration in inflation. Despite these very positive factors, concern over what is often referred to as the "Asian contagion" dominated investor sentiment. As Asian economies continued to weaken, demand for U.S. goods in that region of the world declined. The consequences of this supply/demand dynamic were lower profits in some U.S. economic sectors, including technology and commodities -- steel, oil, chemicals, paper. If there was a silver lining in all of this, it was that weaker profits may have deterred the Federal Reserve Board from boosting interest rates -- good news for stock prices.

Though the four portfolio segments of New England Star Small Cap Fund are managed autonomously, the chart below gives you a general sector profile of the Fund as a whole. On the following pages, commentary from each of the portfolio managers will give you insight into their investment styles and market perspectives.

                    YOUR FUND'S 10 LARGEST SECTORS -- 6/30/98

                                                                % OF
     SECTOR                                                   NET ASSETS
-------------------------------------------------------------------------
 1.  BUSINESS SERVICES                                           9.4
-------------------------------------------------------------------------
 2.  SOFTWARE                                                    8.9
-------------------------------------------------------------------------
 3.  RETAIL                                                      7.2
-------------------------------------------------------------------------
 4.  INDUSTRIAL GOODS & SERVICES                                 5.0
-------------------------------------------------------------------------
 5.  DRUGS & HEALTH CARE                                         4.3
-------------------------------------------------------------------------
 6.  BROADCASTING AND PUBLISHING                                 4.2
-------------------------------------------------------------------------
 7.  BANKS                                                       3.8
-------------------------------------------------------------------------
 8.  INSURANCE                                                   3.4
-------------------------------------------------------------------------
 9.  FINANCIAL SERVICES                                          3.1
-------------------------------------------------------------------------
10.  HEALTH CARE - MEDICAL TECHNOLOGY                            2.9

Portfolio holdings and asset allocation will vary.

                         NEW ENGLAND STAR SMALL CAP FUND
-------------------------------------------------------------------------------

                  OAKMARK/HARRIS ASSOCIATES L.P. -- STEVEN REID
-------------------------------------------------------------------------------
The semiannual period that ended June 30, 1998 was a challenging time for small-cap value investors. Small companies had everything going for them -- an excellent economic backdrop of steady growth, relatively low inflation and interest rates, superior business profiles and insulation from Asia's financial woes. Still, investors paid relatively little attention to small-cap value stocks. They tended to prefer the growth that is characteristic of technology or health care companies -- investments that don't lend themselves to our investment philosophy.

In managing the segment over the period, we maintained our "value" approach. That is, we continued to seek stocks that sold below their economic or intrinsic value and that we believed, over the long term, should perform well. Our investment approach precludes us from investing in companies that have to re-invent themselves or find new ways to achieve growth. For example, we find that the product life cycle of most technology companies is very short and lags our investment horizon, so we generally do not invest in technology companies. We prefer to own companies that have either a market niche, large market share or much needed products that won't quickly become obsolete.

We made no significant changes during the period. Financial stocks continued to account for a significant portion of the segment. People's Bank continued to be our largest holding. Industrial companies were also a large portion of the segment. One bright spot among our industrial holdings was Zurn, a plumbing products business that was acquired by U.S. Industries, a miniconglomerate. We held both Zurn and U.S. Industries in the portfolio, and the increase in share price of Zurn was a strong contributor to performance.


LARGEST HOLDINGS IN OAKMARK/HARRIS SEGMENT

                                        % OF              % OF
                                   SEGMENT ASSETS     FUND ASSETS
------------------------------------------------------------------
  1. People's Bank                      7.35             1.86
  2. U.S. Industries, Inc.              6.87             1.73
  3. Binks Manufacturing Co.            5.85             1.48
  4. Cablevision Systems                5.67             1.43
  5. Catellus Development               5.01             1.26

Looking ahead, we are positive about the prospects for small-cap value stocks. We believe investing is a marathon, not a sprint. There will be periods when our performance is weak relative to the performance of other types of strategies that may be in favor among investors. This is not a reason to change our investment strategy. The operating results of the companies we hold are excellent, and we believe over the long term they have the potential to reward patient investors who stick with their investments.

                        LOOMIS, SAYLES & COMPANY, L.P. --
                   CHRISTOPHER ELY, PHILIP FINE & DAVID SMITH
-------------------------------------------------------------------------------
The first six months of 1998 were a period of marked contrast for investors. The overall stock market experienced strong, double-digit gains in the first quarter. This was followed by a sharp setback during the second quarter. In addition, the well publicized problems of the Asian economies finally began to affect the results of companies here in the United States.

Frankly, the market was due for a correction (or decline) after the unprecedented gains in 1997 and the first quarter of 1998. It is important to remember that corrections are a normal and healthy part of the bull market. They serve to reduce the excesses that tend to build up and set the stage for the next leg of the market's advance. Although a correction can have a short-term, negative impact on the value of your investments, it provides an opportunity to invest in superior companies at lower, much more attractive prices.

LARGEST HOLDINGS IN LOOMIS, SAYLES SEGMENT

                                        % OF              % OF
                                   SEGMENT ASSETS     FUND ASSETS
------------------------------------------------------------------
  1. Labor Ready, Inc.                  2.74             0.70
  2. Pacific Sunwear of California      2.52             0.64
  3. Medquist, Inc.                     2.45             0.62
  4. Network Appliance                  2.44             0.62
  5. D.R. Horton                        2.39             0.61

The segment's greatest emphasis during the period was on technology stocks, which were very volatile. Software and computer service companies, which were the largest group in the portfolio, were the strongest performers. The picture was not as bright for electronics companies. Because of excessive inventories of semiconductor chips and weakening product demand in Asia, electronics companies performed poorly. At the end of the period, the extent of the segment's investments in electronics stocks was limited as we reduced our overall exposure.

We have not altered our investment strategy because of short-term fluctuations in the market. We continue to employ a bottom-up stock selection approach, evaluating each company on its own merits rather than trying to predict the next shift in market sentiment. Thus, industry or economic sector exposure becomes a residual of the stock selection process.

One area where we identified new opportunity was in specialty retail. We have been successful with our investment in Pacific Sunwear, a mall-based retailer of teen clothing. Recently, we added to our specialty retail holdings with the purchase of 99 Cents Only, a store that sells all its items at 99 cents, and with an investment in Just for Feet, a large retailer for footwear.

We believe that the market for small-cap growth stocks holds great promise for investors. These companies are much less affected by issues, such as weak overseas demand or a strong U.S. dollar, that influence than the large, multinational companies composing much of the Standard & Poor's 500 Index (S&P
500). As a result, there is growing evidence that the earnings growth of small companies is accelerating even as the earnings growth of the S&P 500 is slowing. Finally, small-cap stocks are selling at very attractive prices when compared to the S&P 500. Looking ahead, we believe this combination of strong fundamentals and attractive valuations provides a powerful argument for improving small-cap stock performance.

                MONTGOMERY ASSET MANAGEMENT, LLC -- ANDREW PRATT
-------------------------------------------------------------------------------
We manage the segment using a bottom-up stock picking process that identifies companies with improving business fundamentals not yet reflected in the stock's price. We then use fundamental analysis to determine the nature and sustainability of the company's positive change. The final step is to determine the appropriate target valuation for the company. Our objective is to identify companies that have the potential to rise at least 20% per year. When we consider selling a stock, we apply the same criteria. A stock may be sold if there is a decline in its fundamentals and/or if its price has become too high.

The changes we made during the six-month period were consistent with our investment process. We continued to uncover opportunities in the consumer discretionary and services sectors. Because this sector of the market had so many attractive companies, it represents our biggest portfolio weighting.

We sold several names that suffered from material negative changes in business fundamentals. For example, we sold two energy services companies -- Hvide Marine and Pride International -- as the decline in world energy prices caused a deterioration in their outlook. From a sector standpoint, the reduction in energy exposure was the most pronounced change in the segment.

LARGEST HOLDINGS IN MONTGOMERY SEGMENT

                                        % OF              % OF
                                   SEGMENT ASSETS     FUND ASSETS
------------------------------------------------------------------
  1. Acxiom Corp.                       2.68             0.63
  2. Cooper Companies                   2.58             0.61
  3. ESC Medical Systems                2.54             0.60
  4. Waters Corp.                       2.27             0.54
  5. The Men's Wearhouse, Inc.          2.26             0.53

We also sold St. John Knits (SJK), a leading designer, manufacturer and marketer of women's high-end clothing and accessories. Among other findings, we learned from a subsequent discussion with management in April that the SJK's new clothing line was taking longer than expected to gain acceptance. We sold the stock believing that the line would not make up for the slowing growth in the core knitwear segment.

Our investment outlook is positive. Our stock-picking process is designed to uncover high quality growth companies trading at reasonable prices. We feel that small-cap companies in the United States are attractive on this basis, especially the ones we hold in the portfolio. Although investors currently favor larger, more liquid stocks, we believe that the attractive values and strong growth potential of small companies will ultimately be rewarded by the market.

          ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. --
                                  JOHN WALLACE
-------------------------------------------------------------------------------
After a relatively strong first quarter, the small-cap market became more volatile during the second quarter of 1998. Despite the turbulence, our investment strategy remained the same. We continued to seek long-term capital appreciation by investing in a diversified mix of dynamic smaller companies. Our flexible, bottom-up approach is driven by trend analysis and the search for companies with growth catalysts. We look for well managed companies with improving business fundamentals that we believe are positioned for considerable growth in the future. We do not pursue themes or sector trends, but thoroughly investigate each potential holding on an individual basis.

LARGEST HOLDINGS IN ROBERTSON, STEPHENS SEGMENT

                                        % OF              % OF
                                   SEGMENT ASSETS     FUND ASSETS
------------------------------------------------------------------
  1. Sabratek Corp.                     2.59             0.67
  2. Zapata Corp.                       2.33             0.60
  3. MediaOne Group, Inc.               2.13             0.55
  4. FORE Systems                       2.13             0.55
  5. MicroStrategy, Inc.                1.96             0.50

A number of our holdings contributed to the segment's six-month gains. Cable-television stocks were an area of emphasis for us. Our investments in this industry included TCI Ventures and MediaOne Group. In the Fund's December 31, 1997 report to you, we mentioned that many cable systems operators have made significant investments in technology and equipment. These investment programs are now winding down, freeing up cash flow as companies expand service offerings and raise rates. Retail companies also contributed to performance. Retailers have benefited from a very high level of consumer spending in the United States and from cheaper Asian imports. The Fund's energy services stocks were weak performers, but we believe the outlook for these companies should improve in the future.

Going forward, we will continue to apply our bottom-up strategy to small-cap investing and seek companies with attractive prices and strong long-term growth potential.

Portfolio commentaries reflect the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments as of June 30, 1998
(unaudited)

             AEROSPACE--0.8%
     6,000   Alliant Techsystems ................................ $     379,500
    26,000   Kellstrom Industries, Inc.                                 753,188
                                                                  -------------
                                                                      1,132,688
                                                                  -------------
             AIRLINES--0.4%
    12,500   ASA Holdings .......................................       620,313
                                                                  -------------
             APPAREL & TEXTILES--1.5%
    11,000   Jones Apparel Group (c) ............................       402,188
    25,600   Pacific Sunwear of California (c) ..................       896,000
    22,500   The Men's Wearhouse, Inc. (c) ......................       742,500
                                                                  -------------
                                                                      2,040,688
                                                                  -------------
             AUTOMOTIVE--0.4%
    30,000   Stoneridge, Inc. (c) ...............................       547,500
                                                                  -------------
             BANKS--3.8%
    20,000   Brookline Bancorp, Inc. (c) ........................       297,500
    13,150   Commercial Federal .................................       415,869
     8,000   Compass Bancshares, Inc. (d) .......................       361,000
    12,000   Golden State Bancorp (c) ...........................       357,000
    42,500   Golden State Bancorp (Warrants) (c) ................       225,781
    20,000   Independence Community Bank Corp. ..................       340,000
    20,000   Niagara Bancorp, Inc. (c) ..........................       295,000
    30,000   Northwest Bancorp, Inc. ............................       474,375
    75,000   People's Bank ......................................     2,596,875
                                                                  -------------
                                                                      5,363,400
                                                                  -------------
             BIOTECHNOLOGY--1.1%
    26,200   AgriBioTech, Inc. ..................................       725,412
     5,000   Intercardia, Inc. ..................................        50,000
    37,500   Millennium Pharmaceuticals (c) (d) .................       529,688
    36,200   Molecular Biosystems (c) ...........................       260,188
                                                                  -------------
                                                                      1,565,288
                                                                  -------------
             BROADCASTING & PUBLISHING--4.2%
    40,000   Ascent Entertainment Group (c) .....................       445,000
    15,900   Big Flower Holdings (c) ............................       477,000
    24,000   Cablevision Systems (c) ............................     2,004,000
    12,700   Catalina Marketing (c) .............................       659,606
    12,500   Emmis Broadcasting (c) .............................       597,656
    20,000   Granite Broadcasting (c) ...........................       237,500
    10,000   Lee Enterprises, Inc. ..............................       306,250
    19,000   Metro Networks (c) .................................       819,375
    11,200   World Color Press, Inc. (c) ........................       392,000
                                                                  -------------
                                                                      5,938,387
                                                                  -------------
             BUILDING MATERIAL &
             CONSTRUCTION--0.7%
    23,000   Kaufman & Broad Home ...............................       730,250
     6,500   Nortek, Inc. .......................................       199,875
                                                                  -------------
                                                                        930,125
                                                                  -------------
             BUSINESS SERVICES--9.4%
    13,800   Abacus Direct Corp. (c) ............................       716,738
    13,900   Applied Graphics Technologies (c) ..................       635,925
    27,200   Caribiner International (c) ........................       476,000
    40,000   CellNet Data Systems (c) (d) .......................       387,500
    15,000   Cendant Corp. (c) ..................................       313,125
    24,600   Checkfree Holdings (c) .............................       724,162
    19,000   Computer Task Group ................................       636,500
    37,500   Condor Technology Solutions (d) ....................       553,125
    26,550   Diamond Technology Partner, Inc. ...................       803,137
     8,300   Fair Issac & Co. ...................................       315,400
    10,000   Gartner Group, Inc. (c) ............................       350,000
    40,500   HA-LO Industries (c) ...............................     1,260,562
    12,500   Inspire Insurance Solutions, Inc. (d) ..............       415,625
    18,900   Interim Services (c) ...............................       607,163
    32,300   Labor Ready, Inc. ..................................       975,056
    20,100   Lamar Advertising (c) ..............................       721,088
    13,000   Lason Inc. (c) .....................................       708,500
    13,600   Pegasus Systems, Inc. ..............................       348,500
    28,400   PMT Services (c) ...................................       722,425
     7,800   Saville Systems PLC (ADR) (c) ......................       390,975
    11,900   Staff Leasing, Inc. ................................       351,050
    16,000   Tetra Tech, Inc. ...................................       388,000
     6,300   TMP Worldwide, Inc. ................................       219,713
    96,657   U-Ship, Inc. .......................................        96,657
                                                                  -------------
                                                                     13,116,926
                                                                  -------------
             COAL--0.1%
    18,900   Westmoreland Coal Co. ..............................        92,138
                                                                  -------------
             COMMUNICATION SERVICES--2.2%
     9,000   Ascend Communications (c) (d) ......................       446,062
    29,000   FORE Systems (c) (d) ...............................       768,500
    10,300   Metromedia Fiber Network (c) .......................       480,237
     5,000   NEXTEL Communications, Inc. (c) ....................       124,375
    35,000   Novell, Inc. (c) ...................................       446,250
    45,000   PageMart Wireless (c) ..............................       407,813
    10,100   Winstar Communications, Inc. (c) ...................       433,669
                                                                  -------------
                                                                      3,106,906
                                                                  -------------
             COMPUTER SOFTWARE & SERVICES--2.1%
    10,600   Advantage Learning Systems, Inc. ...................       290,175
    25,000   Business Objects (ADR) (c) .........................       421,875
    41,100   Concord Communications, Inc. (c) ...................     1,050,619
    15,000   FileNet Corp. (c) ..................................       433,125
    27,100   MasTech, Inc. ......................................       762,187
                                                                  -------------
                                                                      2,957,981
                                                                  -------------
             COMPUTERS & BUSINESS EQUIPMENT--1.6%
    19,000   Natural Microsystems Corp. (c) .....................       304,000
    22,300   Network Appliance (c) ..............................       868,306
    13,000   Telxon Corp. .......................................       420,875
    22,500   Xylan Corp. ........................................       670,781
                                                                  -------------
                                                                      2,263,962
                                                                  -------------
             CONSTRUCTION--0.3%
    50,000   Lumen Technologies, Inc. ...........................       443,750
                                                                  -------------
             CONSTRUCTION MATERIALS--0.2%
    11,000   TJ International, Inc. .............................       331,375
                                                                  -------------
             CONSUMER GOODS & SERVICES--2.7%
    15,800   Budget Group (c) ...................................       504,612
    14,500   Education Management (c) ...........................       476,687
    15,000   First Brands Corp. .................................       384,375
    20,000   Libbey, Inc. .......................................       766,250
    25,000   P. H. Glatfelter ...................................       395,313
    45,000   R.G. Barry Corp. (c) ...............................       742,500
    20,000   Scotsman Industries, Inc. ..........................       555,000
                                                                  -------------
                                                                      3,824,737
                                                                  -------------
             DIVERSIFIED CONGLOMERATES--1.7%
    98,000   U.S. Industries, Inc. (c) ..........................     2,425,500
                                                                  -------------
             DRUGS & HEALTH CARE--4.3%
     8,900   Gilead Sciences (c) ................................       285,356
    11,200   Jones Pharma, Inc. .................................       371,000
     6,700   Medimmune, Inc. (c) ................................       417,913
    33,900   NBTY, Inc. (c) .....................................       622,912
    30,000   Orthodontic Centers of America (c) .................       628,125
    12,500   Pharmacyclics, Inc. (c) ............................       296,875
    26,000   PharMerica, Inc. (c) ...............................       313,625
    27,000   Roberts Pharmaceutical Corp. .......................       621,000
    41,000   Sabratek Corp. (d) .................................       932,750
     8,900   Sepracor, Inc. (c) .................................       369,350
    17,100   Sierra Health Services, Inc. (c) ...................       430,706
    16,700   Theragenics Corp. (c) ..............................       435,244
     4,500   United Healthcare Corp. ............................       285,750
                                                                  -------------
                                                                      6,010,606
                                                                  -------------
             ELECTRICAL EQUIPMENT--0.2%
    13,600   MRV Communications (c) .............................       282,200
                                                                  -------------
             ELECTRONIC COMPONENTS--0.4%
    28,800   Sipex Corp. (c) ....................................       619,200
                                                                  -------------
             ELECTRONICS--1.7%
     7,800   Aspen Technology ...................................       393,900
     5,900   Lernout & Hauspie Speech Products (c) ..............       352,156
    22,400   SBS Technologies, Inc. (c) .........................       674,800
    33,900   Splash Technology Holdings, Inc. ...................       582,656
     5,100   Uniphase Corp. (c) .................................       320,185
                                                                  -------------
                                                                      2,323,697
                                                                  -------------
             ENERGY--0.4%
    12,500   Input/Output, Inc. (c) .............................       222,656
    70,000   Superior Energy Services, Inc. .....................       354,375
                                                                  -------------
                                                                        577,031
                                                                  -------------
             FINANCIAL SERVICES--3.1%
    30,000   ARM Financial Group ................................       663,750
    27,600   BA Merchant Services (c) ...........................       557,175
     8,000   Bear Stearns Cos. ..................................       455,000
    15,000   Duff & Phelps Credit Rating ........................       836,250
    10,200   Hambrecht & Quist Group (c) ........................       370,387
    15,300   Imperial Credit Industries (c) .....................       359,550
    22,500   Richmond County Financial Corp. ....................       420,469
    40,000   Southern Pacific Funding Corp. .....................       627,500
                                                                  -------------
                                                                      4,290,081
                                                                  -------------
             FOOD -- AGRIBUSINESS--0.4%
    10,977   Delta and Pine Land ................................       488,477
                                                                  -------------
             FOOD & BEVERAGES--2.5%
    28,850   Hain Food Group, Inc. . .                                  746,494
    20,000   International Multifoods ...........................       550,000
    40,000   M&F Worldwide. .....................................       397,500
    50,000   Ralcorp Holdings, Inc. (c) .........................       943,750
    40,000   Triarc Companies, Inc. (c) .........................       877,500
                                                                  -------------
                                                                      3,515,244
                                                                  -------------
             FOOD -- RETAILERS/WHOLESALERS--0.9%
    27,000   Omega Protein Corp. ................................       415,125
    85,000   Zapata Corp. .......................................       839,375
                                                                  -------------
                                                                      1,254,500
                                                                  -------------
             GOLD--0.2%
    25,000   Euro-Nevada Mining (CAD) (d) .......................       340,627
                                                                  -------------
             HEALTH CARE - MEDICAL TECHNOLOGY--2.9%
    23,300   Cooper Companies ...................................       848,994
    37,500   Endocardial Solutions, Inc. (d) ....................       393,750
    24,800   ESC Medical Systems (c) ............................       837,000
    11,300   Novoste Corp. (c) ..................................       249,306
    19,000   Ocular Sciences (c) ................................       617,500
     8,900   Sola International, Inc. (c) .......................       290,919
    12,700   Waters Corp. (c) ...................................       748,506
                                                                  -------------
                                                                      3,985,975
                                                                  -------------
             HEALTH CARE - SERVICES--1.9%
    13,600   Healthcare Financial Partners, Inc. ................       833,850
    30,200   Medquist, Inc. (c) .................................       872,025
    27,600   Sunrise Assisted Living, Inc. (c) ..................       948,750
                                                                  -------------
                                                                      2,654,625
                                                                  -------------
             HOME BUILDERS--2.0%
    18,000   American Homestar (d)                                      430,875
    40,000   Cavalier Homes (d) .................................       517,500
    40,700   D.R.Horton .........................................       849,612
    20,100   Lennar Corp. .......................................       592,950
    15,000   Oakwood Homes ......................................       450,000
                                                                  -------------
                                                                      2,840,937
                                                                  -------------
             HOTELS & RESTAURANTS--0.5%
    16,800   Papa John's International (c) ......................       662,550
                                                                  -------------
             HOUSING & BUILDING MATERIALS--0.3%
    20,000   Interface, Inc. ....................................       403,750
                                                                  -------------
             INDUSTRIAL GOODS & SERVICES--5.0%
    47,300   Binks Manufacturing Co. ............................     2,066,419
    25,000   Columbus McKinnon ..................................       650,000
    47,500   Ferro Corp. ........................................     1,202,344
     5,000   HB Fuller Co. ......................................       277,187
    60,000   MagneTek, Inc. (c) .................................       945,000
    15,000   SPX Corp. ..........................................       965,625
    25,000   Standard Motor Products, Inc. ......................       556,250
    15,000   Teekay Shipping Corp. ..............................       375,937
                                                                  -------------
                                                                      7,038,762
                                                                  -------------
             INSURANCE--3.4%
     6,000   American General (d) ...............................       427,125
    21,900   Annuity & Life Re Holdings .........................       484,537
    31,250   BankAtlantic Bancorp, Inc. .........................       369,141
    20,000   Financial Security Assurance Holdings ..............     1,175,000
    25,000   Highlands Insurance Group (c) ......................       462,500
    30,000   RenaissanceRe Holdings .............................     1,389,375
    10,250   W. R. Berkley Corp. ................................       410,641
                                                                  -------------
                                                                      4,718,319
                                                                  -------------

             LEISURE & LODGING--0.9%
    55,000   Alliance Gaming (d) ................................       220,000
    32,100   Prime Hospitality (c) ..............................       559,744
    12,900   Sportsline USA, Inc. ...............................       471,656
                                                                  -------------
                                                                      1,251,400
                                                                  -------------
             MACHINERY--1.6%
    20,000   D T Industries .....................................       485,000
    10,300   Manitowoc Co. ......................................       415,219
    25,000   Northwest Pipe Co. (c) .............................       587,500
    25,000   The Carbide/Graphite Group, Inc. (c) ...............       695,312
                                                                  -------------
                                                                      2,183,031
                                                                  -------------
             MANUFACTURING--0.7%
    21,000   Flir Systems, Inc. .................................       362,250
    15,000   Simpson Manufacturing Co. ..........................       579,375
                                                                  -------------
                                                                        941,625
                                                                  -------------
             MEDIA & ENTERTAINMENT--2.3%
    12,000   Comcast ............................................       487,125
    10,000   Cox Communications (c) .............................       484,375
    17,500   MediaOne Group, Inc. (c) ...........................       768,906
    22,000   TCI Ventures Group .................................       441,375
    27,500   Tele-Communications International, Inc. ............       552,578
    12,000   Tele-Communications, Inc. (c) ......................       461,250
                                                                  -------------
                                                                      3,195,609
                                                                  -------------
             MORTGAGE--0.2%
    10,000   Franchise Mortgage Acceptance (c) ..................       260,625
                                                                  -------------
             NETWORK SYSTEMS--0.5%
    25,000   Aware, Inc. (d) ....................................       282,813
   100,000   Tidel Technologies, Inc. ...........................       343,750
                                                                  -------------
                                                                        626,563
                                                                  -------------
             OIL & GAS--1.3%
   115,000   Bonus Resource Services Corp. ......................       300,840
    15,400   Cross Timbers Oil ..................................       293,563
    20,000   Marine Drilling (c) ................................       320,000
   100,000   Titan Exploration, Inc. (c) ........................       887,500
                                                                  -------------
                                                                      1,801,903
                                                                  -------------
             OIL SERVICES--0.2%
     7,500   BJ Services (c) ....................................       217,969
     3,500   BJ Services (Warrants) (c) .........................       109,812
                                                                  -------------
                                                                        327,781
                                                                  -------------
             PACKAGING--0.3%
    16,900   Ivex Packaging (c) .................................       392,925
                                                                  -------------
             PETROLEUM SERVICES--0.8%
     8,700   Cliffs Drilling ....................................       285,469
    10,200   Dril-Quip, Inc. (c) ................................       267,750
    12,300   Veritas DGC, Inc. ..................................       614,231
                                                                  -------------
                                                                      1,167,450
                                                                  -------------
             PHARMACEUTICAL--0.5%
    34,300   DUSA Pharmaceuticals (c) ...........................       233,669
    15,000   INCYTE Pharmaceuticals (c) (d) .....................       511,875
                                                                  -------------
                                                                        745,544
                                                                  -------------
             REAL ESTATE--1.3%
   100,000   Catellus
               Development (c) ..................................     1,768,750
                                                                  -------------
             REAL ESTATE INVESTMENT TRUSTS--0.2%
    20,000   Imperial Credit Commercial Mortgage ................       261,250
                                                                  -------------
             RETAIL--7.2%
    17,400   99 Cents Only Stores ...............................       722,100
    12,700   Borders Group (c) ..................................       469,900
    17,300   CDnow, Inc. ........................................       348,162
    17,500   Chico's FAS (c) ....................................       271,250
    16,000   Coldwater Creek (c) ................................       440,000
    35,000   Cole National (c) ..................................     1,400,000
    38,800   Eagle Hardware & Garden (c) ........................       897,250
    15,000   Finish Line (c) ....................................       421,875
    30,000   Genesis Direct, Inc. (d) ...........................       333,750
    24,600   Just For Feet (c) ..................................       701,100
   109,300   Krause's Furniture (c) .............................       286,913
    35,000   Navarre Corp. ......................................       142,188
    30,000   PETsMART, Inc. (c) .................................       300,000
    14,800   Proffitt's, Inc. (c) ...............................       597,550
    12,200   Restoration Hardware, Inc. .........................       306,525
    22,500   Signet Group PLC ...................................       479,531
    32,500   Sunglass Hut International, Inc. ...................       359,531
    15,000   The Dress Barn (d) .................................       373,125
    75,000   Ugly Duckling Corp. (c) ............................       726,562
     7,600   Whole Foods Market, Inc. (c) .......................       459,800
                                                                  -------------
                                                                     10,037,112
                                                                  -------------
             SAVINGS & LOAN--2.2%
    14,500   Astoria Financial ..................................       775,750
    16,100   FirstFed Financial (c) .............................       837,200
    22,800   PBOC Holdings, Inc. ................................       314,925
    31,300   Peoples Heritage Financial Group ...................       739,462
    17,000   Staten Islands Bancorp, Inc. .......................       386,750
                                                                  -------------
                                                                      3,054,087
                                                                  -------------
             SOFTWARE--8.9%
    35,300   Acxiom Corp. (c) ...................................       880,294
    16,500   Analysts International .............................       468,188
    29,150   Boole & Babbage, Inc. (c) ..........................       695,956
    21,500   Broadvision, Inc. ..................................       513,313
    20,100   CIBER, Inc. (c) ....................................       763,800
    10,500   Dialogic Corp. (c) .................................       312,375
    55,000   Egghead, Inc. ......................................       464,063
    25,500   Electronics For Imaging (c) (d) ....................       538,687
    20,300   Geotek Communications Corp. (c) ....................       827,225
    17,900   Henry Jack & Associates, Inc. ......................       615,312
    25,000   INTERSOLV, Inc. ....................................       401,563
    14,900   Kronos, Inc. (c) ...................................       540,125
    10,500   Lycos, Inc. (c) ....................................       791,437
    35,000   Macromedia, Inc. (c) (d)                                   654,062
    25,000   MicroStrategy, Inc. ................................       706,250
    10,600   National Instruments (c) ...........................       378,950
    14,600   Sapient Corp. ......................................       770,150
    29,500   Structural Dynamics (c) ............................       682,187
     7,000   Symantec Corp. (c) .................................       182,875
    11,800   Synopsys, Inc. (c) .................................       539,850
    60,000   System Software Associates, Inc. ...................       427,500
     6,000   Visio Corp. ........................................       286,500
                                                                  -------------
                                                                     12,440,662
                                                                  -------------
             STEEL--0.5%
    12,800   Carpenter Technology ...............................       643,200
                                                                  -------------
             TECHNOLOGY--0.2%
    27,000   Actel Corp. (c) ....................................       290,250
                                                                  -------------
             TELECOMMUNICATION--1.6%
    22,500   Electric Lightwave (c) .............................       248,906
    42,400   IDT Corp. (c) ......................................     1,274,650
    65,000   Metrocall, Inc. ....................................       394,063
    25,000   Startec Global Communications ......................       287,500
         1   United States West, Inc. ...........................            34
                                                                  -------------
                                                                      2,205,153
                                                                  -------------
             TELECOMMUNICATION EQUIPMENT--1.5%
    35,000   Advanced Radio Telecom Corp. (d) ...................       345,625
    12,000   Comverse Technology (c) ............................       622,500
    45,000   IWL Communications (d) .............................       396,562
    30,000   Oakley, Inc. .......................................       401,250
    75,000   ROHN Industries, Inc. ..............................       351,563
                                                                  -------------
                                                                      2,117,500
                                                                  -------------
             TOYS & AMUSEMENTS--0.4%
    19,000   Action Performance Cos. (c) ........................       611,563
                                                                  -------------
             TRANSPORTATION--0.5%
    15,000   Coach USA (c) ......................................       684,375
                                                                  -------------
             TRUCKING & FREIGHT FORWARDING--0.4%
    17,500   USFreightways Corp. ................................       574,766
                                                                  -------------
             Total Common Stock (Identified Cost $120,303,791) ..   136,291,369
                                                                  -------------

OPTIONS--0.0%

    CONTRACTS
-------------------------------------------------------------------------------
       200   Sun Microsystems, 45 Call, 7/18/98 .................        17,500
                                                                  -------------
             Total Options (Identified Cost $33,234) ............        17,500
                                                                  -------------

SHORT-TERM INVESTMENTS--2.7%

  FACE
 AMOUNT
-------------------------------------------------------------------------------

$2,283,000   Repurchase Agreement with State Street Corp.
               dated 6/30/98 at 5.000% to be repurchased at
               $2,283,317 on 7/01/98, collateralized by
               $1,780,000 U.S. Treasury Bond, 8.125% due 8/15/19
               valued at $2,338,176 ............................. $   2,283,000
 1,510,000   Repurchase Agreement with State Street Corp. dated
               6/30/98 at 5.650% to be repurchased at $1,510,237
               on 7/01/98, collateralized by $1,175,000 U.S.
               Treasury Bond, 8.125% due 8/15/19 valued at
               $1,543,457 .......................................     1,510,000
                                                                  -------------

             Total Short Term Investments (Identified Cost
               $3,793,000).......................................     3,793,000
                                                                  -------------
             Total Investments-- 100.2% (Identified Cost
               $124,130,025)(b) .................................   140,101,869
             Other assets less liabilities ......................      (156,551)
                                                                  -------------

             Total Net Assets--100% ............................. $ 139,945,318
                                                                  =============

 SECURITIES SOLD SHORT

SHARES        DESCRIPTION                                              VALUE (a)
--------------------------------------------------------------------------------
    2,500  Inhale Therapeutic Systems ...........................       $61,875
                                                                        -------
           Total Securities Sold Short (Total Proceeds $63,685)         $61,875
                                                                        =======

WRITTEN OPTION CONTRACTS
                                                                 NET UNREALIZED
                                                                  APPRECIATION/
CONTRACTS                                                         DEPRECIATION
--------------------------------------------------------------------------------

       50  NASDAQ 100 Index, 1200 Put, 7/18/98 ..................    $101,096
      100  NASDAQ 100 Index, 1220 Put, 7/18/98 ..................     123,757
      200  NASDAQ 100 Index, 1240 Put, 7/18/98 ..................      (3,103)
      150  PHLX/KBW Bank Index, 825 Put, 7/18/98 ................     (26,077)
                                                                     --------
                                                                     $195,673
                                                                     ========

(a) See Note 1a. of Notes to Financial Statements.
(b) Federal Tax Information: At June 30, 1998 the net unrealized appreciation on investments based on cost of $124,130,025 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in
      which there is an excess of value over tax cost. ..........   $20,783,932
    Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value ........    (4,812,088)
                                                                    -----------
    Net unrealized appreciation .................................   $15,971,844
                                                                    ===========

(c) Non-income producing security.

(d) All or a portion of this security has been segregated as collateral for Options.

ADR An American Depository Receipt is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
CAD Security denominated in Canadian Dollars.

                See accompanying notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
June 30, 1998
(unaudited)

ASSETS
  Investments at value (Identified cost $124,130,025) ......                           $140,101,869
  Cash .....................................................                              1,006,714
  Cash - restricted ........................................                                179,557
  Receivable for:
    Fund shares sold .......................................                                332,652
    Securities sold ........................................                              1,821,755
    Dividends and interest .................................                                 23,849
  Prepaid registration expense .............................                                 12,500
  Unamortized organization expense .........................                                 30,502
                                                                                       ------------
                                                                                        143,509,398
LIABILITIES
  Payable for:
    Securities purchased ...................................      $2,578,556
    Open short sales - (proceeds received $63,685) .........          61,875
    Open written options - (proceeds received $444,423) ....         248,750
    Fund shares redeemed ...................................         484,145
  Accrued expenses:
    Management fees ........................................         116,212
    Deferred trustees' fees ................................           2,134
    Accounting and administrative ..........................           3,182
    Other ..................................................          69,226
                                                                  ----------
                                                                                          3,564,080
                                                                                       ------------
NET ASSETS .................................................                           $139,945,318
                                                                                       ============
  Net Assets consist of:
    Capital paid in ........................................                           $119,635,041
    Undistributed net investment loss ......................                             (1,233,833)
    Accumulated net realized gain ..........................                              5,374,783
    Unrealized appreciation on investments, securities sold
      short and written option transactions ................                             16,169,327
                                                                                       ------------
NET ASSETS .................................................                           $139,945,318
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($59,830,127 divided by 3,704,484 shares of beneficial
  interest) ................................................                                 $16.15
                                                                                             ======
  Offering price per share (100/94.25 of $16.15) ...........                                 $17.14*
                                                                                             ======
Net asset value and offering price of Class B shares
  ($63,800,538 divided by 3,994,895 shares of beneficial
  interest) ................................................                                 $15.97**
                                                                                             ======
Net asset value and offering price of Class C shares
  ($16,314,653 divided by 1,021,503 shares of beneficial
  interest) ................................................                                 $15.97**
                                                                                             ======

 *Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

                        STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Six Months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME
  Dividends ..................................................                           $  190,892
  Interest ...................................................                              135,608
                                                                                         ----------
                                                                                            326,500
Expenses
    Management fees ..........................................      $  683,761
    Service fees - Class A ...................................          70,314
    Service and distribution fees - Class B ..................         296,306
    Service and distribution fees - Class C ..................          73,640
    Trustees' fees and expenses ..............................           5,842
    Accounting and administrative ............................          16,655
    Custodian ................................................         105,722
    Transfer agent ...........................................         210,044
    Audit and tax services ...................................          20,145
    Legal ....................................................             864
    Printing .................................................          25,890
    Registration .............................................          40,558
    Amortization of organization expenses ....................           4,416
    Insurance ................................................           1,000
    Miscellaneous ............................................           3,819
                                                                    ----------
  Total expenses .............................................                            1,558,976
                                                                                         ----------
  Net investment loss ........................................                           (1,232,476)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  SECURITIES SOLD SHORT AND WRITTEN OPTIONS
  Realized gain (loss) on:
    Investments - net ........................................       6,879,331
    Securites sold short - net ...............................          59,747
    Written options - net ....................................        (373,054)
                                                                    ----------
  Net realized gain ..........................................       6,566,024
                                                                    ----------
  Unrealized appreciation (depreciation) on:
    Investments - net ........................................         447,418
    Securities sold short - net ..............................         (44,904)
    Written options - net ....................................         196,052
                                                                    ----------
  Net unrealized appreciation ................................         598,566
                                                                    ----------
  Net gain on investment transactions ........................                            7,164,590
                                                                                         ----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS ...............                           $5,932,114
                                                                                         ==========


                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

(unaudited)

                                                                                         SIX MONTHS
                                                                  YEAR ENDED               ENDED
                                                                  DECEMBER 31,             JUNE 30,
                                                                     1997                   1998
                                                                -------------          -------------
FROM OPERATIONS
  Net investment loss .....................................     $  (1,317,113)         $  (1,232,476)
  Net realized gain on investments, securities sold short
    and written options ...................................         3,552,679              6,566,024
  Unrealized appreciation on investments, securites sold
    short and written options .............................        15,570,761                598,566
                                                                -------------          -------------
  Increase in net assets from operations ..................        17,806,327              5,932,114
                                                                -------------          -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on investments
    Class A ...............................................        (1,512,427)                     0
    Class B ...............................................        (1,578,060)                     0
    Class C ...............................................          (386,249)                     0
                                                                -------------          -------------
                                                                   (3,476,736)                     0
                                                                -------------          -------------

  INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
    TRANSACTIONS ..........................................       104,322,991             15,360,584
                                                                -------------          -------------
  Total increase in net assets ............................       118,652,582             21,292,698

NET ASSETS
  Beginning of the period .................................                38            118,652,620
                                                                -------------          -------------
  End of the period .......................................     $ 118,652,620          $ 139,945,318
                                                                =============          =============
UNDISTRIBUTED NET INVESTMENT LOSS
  End of the period .......................................     $      (1,357)         $  (1,233,833)
                                                                =============          =============


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(unaudited)

                                                 CLASS A                        CLASS B                       CLASS C
                                     --------------------------------  --------------------------    --------------------------
                                                           SIX MONTHS                  SIX MONTHS                    SIX MONTHS
                                       YEAR ENDED            ENDED     YEAR ENDED         ENDED      YEAR ENDED         ENDED
                                      DECEMBER 31,          JUNE 30,   DECEMBER 31,     JUNE 30,     DECEMBER 31,      JUNE 30,
                                         1997                1998         1997            1998          1997            1998
                                        -------             -------      -------         -------       -------         -------
Net asset value,  beginning of period   $ 12.50             $ 15.37      $ 12.50         $ 15.26       $ 12.50         $ 15.26
                                        -------             -------      -------         -------       -------         -------
Income from investment operations
Net investment loss (a) .............     (0.20)              (0.11)       (0.30)          (0.16)        (0.30)          (0.16)
Net realized and unrealized
  gain on investments ...............      3.55                0.89         3.54            0.87          3.54            0.87
                                        -------             -------      -------         -------       -------         -------

Total from investment operations ....      3.35                0.78         3.24            0.71          3.24            0.71
                                        -------             -------      -------         -------       -------         -------
Less distributions
Distributions from net
  realized capital gains ............     (0.48)               0.00        (0.48)           0.00         (0.48)           0.00
                                        -------             -------      -------         -------       -------         -------
Total distributions .................     (0.48)               0.00        (0.48)           0.00         (0.48)           0.00
                                        -------             -------      -------         -------       -------         -------

Net asset value, end of period ......   $ 15.37             $ 16.15      $ 15.26         $ 15.97       $ 15.26         $ 15.97
                                        =======             =======      =======         =======       =======         =======
Total return(%) (b) .................      27.0                 5.1         26.1             4.7          26.1             4.7
Ratio of operating expenses
  to average net assets (%) .........      2.20                1.97(c)      2.95            2.72(c)       2.95            2.72(c)
Ratio of net investment income
  (loss) to average net assets (%) ..     (1.44)              (1.47)(c)    (2.19)          (2.22)(c)     (2.19)          (2.22)(c)
Portfolio turnover rate (%) .........       140                 165(c)       140             165(c)        140             165(c)
Net assets, end of period (000) .....   $52,066             $59,830      $52,616         $63,801       $13,970         $16,315

(a) Per share net investment loss has been calculated using the average shares outstanding during the year.
(b) A sales charge in the case of Class A Shares and a contingent deferred sales charge in the case of Class B and Class C Shares is not reflected in total return calculations. Periods less than one year are not annualized.
(c) Computed on an annualized basis.


                See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 1998
(unaudited)

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks capital appreciation. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and the relevant subadvisers under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend, and interest income is recorded on the accrual basis. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs, wash sales, post October losses and net investment loss. Permanent book and tax basis differences will result in reclassification to capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities.

F. SHORT SALES. A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of the broker effecting the sale until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund arranges through the broker to borrow the securities and, in doing so, the Fund becomes obligated to replace the securities borrowed at their market value at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the borrowed securities until the securities are replaced. At June 30, 1998, the amount of cash segregated to cover short positions was $127,370. Securities sold short at June 30, 1998 and their related market values are set forth in the schedule of investments.

G. SHORT SALES AGAINST THE BOX. In a short sale against the box, the Fund sells a borrowed security, while at the same time owning an identical security in the portfolio. While the short sale is outstanding, the Fund will not dispose of the security hedged by the short sale.

When the Fund sells short against the box, it will establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale, and the Fund pledges securities or cash as additional collateral. The Fund earns interest from the broker on the proceeds of the short sale and accrues such interest on a daily basis.

H. OPTIONS. The Fund may use options to enhance investment return, or to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

I. ORGANIZATION EXPENSE. Costs incurred in connection with the Fund's organization and initial registration, amounting to approximately $41,674 in the aggregate, were paid by the Fund and are being amortized over 60 months.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 1998, purchases and sales of securities (excluding short-term investments) were $122,346,580 and $103,099,011 respectively.

Transactions in written options for the six months ended June 30, 1998 are summarized as follows:

                                           WRITTEN OPTIONS
                                 ------------------------------------
                                     NUMBER OF          PREMIUMS
                                    CONTRACTS           RECEIVED
                                 -----------------  -----------------
Open at December 31, 1997                125           $   30,871
Contracts opened                       5,015            3,247,518
Contracts closed                      (4,640)          (3,722,812)
                                      ------           ----------
Open at June 30, 1998                    500           $ (444,423)
                                      ======           ==========

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 1.05% of the Fund's average daily net assets. NEFM pays the Fund's four investment subadvisers, Harris Associates, L.P., Loomis, Sayles & Company, L.P., Montgomery Asset Management, L.P. and Robertson, Stephens & Company Investment Management, L.P. a subadvisory fee as follows:
Harris Associates, L.P., at the annual rate of 0.70% of the average daily net assets of its segment of the Fund, Loomis, Sayles & Company, L.P. and Robertson, Stephens & Company Investment Management, L.P. at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund which that sub-adviser manages, and 0.50% of such assets in excess of $50 million, and Montgomery Asset Management, L.P. at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund which that subadviser manages, and 0.50% of such assets in excess of $50 million.

Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM, Harris Associates, L.P. and Loomis, Sayles & Company, L.P. are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by NEFM and the sub-advisers under the management agreement in effect during the six months ended June 30, 1998, are as follows:

        FEES EARNED
        -----------
        $285,214       NEFM
          95,469       Harris Associates, L.P.
         100,150       Loomis, Sayles & Company, L.P.
          86,357       Montgomery Asset Management, L.P.
         116,571       Robertson, Stephens & Company Investment Management, L.P.
        -------
        $683,761
        ========

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1998, these expenses amounted to $16,655 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund paid NEFSCO $151,670 as compensation for its services in that capacity. For the six months ended June 30, 1998, the Fund received $1,379 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $70,314 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998 the Fund paid New England Funds $74,076 and $18,410 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1998, the Fund paid New England Funds $222,230 and $55,230 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1998 amounted to $410,131.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

           Annual Retainer                                    $752
           Meeting Fee                                         159/meeting
           Annual Committee Meeting Retainer                   113
           Annual Committee Chairman Retainer                   75

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At June 30, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                   YEAR ENDED                      SIX MONTHS ENDED
                                               DECEMBER 31, 1997                     JUNE 30, 1998
                                        --------------------------------    -------------------------------
CLASS A                                      SHARES            AMOUNT            SHARES            AMOUNT
                                           ----------       ------------       ----------       -----------
Shares sold .........................       7,382,397       $102,447,455        3,846,562       $61,642,453
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized
  gain ..............................          99,843          1,454,709                0                 0
                                           ----------       ------------       ----------       -----------
                                            7,482,240        103,902,164        3,846,562        61,642,453
Shares repurchased ..................      (4,094,809)       (58,848,512)      (3,529,509)      (56,783,891)
                                           ----------       ------------       ----------       -----------
Net increase ........................       3,387,431       $ 45,053,652          317,053       $ 4,858,562
                                           ==========       ============       ==========       ===========

                                                   YEAR ENDED                      SIX MONTHS ENDED
                                               DECEMBER 31, 1997                     JUNE 30, 1998
                                        --------------------------------    -------------------------------
CLASS B                                      SHARES            AMOUNT            SHARES            AMOUNT
                                           ----------       ------------       ----------       -----------
Shares sold .........................       3,659,528       $ 49,771,350          862,984       $13,720,829
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized
  gain ..............................          98,691          1,428,060                0                 0
                                           ----------       ------------       ----------       -----------
                                            3,758,219         51,199,410          862,984        13,720,829
Shares repurchased ..................        (310,396)        (4,301,792)        (315,912)       (4,984,131)
                                           ----------       ------------       ----------       -----------
Net increase ........................       3,447,823       $ 46,897,618          547,072       $ 8,736,698
                                           ==========       ============       ==========       ===========

                                                   YEAR ENDED                      SIX MONTHS ENDED
                                               DECEMBER 31, 1997                     JUNE 30, 1998
                                        --------------------------------    -------------------------------
CLASS C                                      SHARES            AMOUNT            SHARES            AMOUNT
                                           ----------       ------------       ----------       -----------
Shares sold .........................       1,397,972       $ 19,301,406          266,840       $ 4,273,776
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized
  gain ..............................          25,323            366,428                0                 0
                                           ----------       ------------       ----------       -----------
                                            1,423,295         19,667,834          266,840         4,273,776
Shares repurchased ..................        (507,874)        (7,296,113)        (160,758)       (2,508,452)
                                           ----------       ------------       ----------       -----------
Net increase ........................         915,421       $ 12,371,721          106,082       $ 1,765,324
                                           ----------       ------------       ----------       -----------
Increase derived from capital shares
  transactions ......................       7,750,675       $104,322,991          970,207       $15,360,584
                                           ==========       ============       ==========       ===========

       SUPPLEMENT DATED AUGUST 3, 1998 TO THE MAY 1, 1998 PROSPECTUSES FOR NEW ENGLAND STAR FUNDS CLASS A, B AND C (AS SUPPLEMENTED JULY 15, 1998)
                       AND NEW ENGLAND STOCK FUNDS CLASS Y

FOR NEW ENGLAND STAR WORLDWIDE FUND

CHANGE IN PORTFOLIO MANAGERS
Oscar Castro and John Boich of Montgomery have assumed day-to-day responsibility for the management of the Montgomery segment of the New England Star Worldwide Fund. Messrs. Castro and Boich are each a Senior Portfolio Manager and Principal of Montgomery and each has been employed by Montgomery since 1993. They have co-managed Montgomery's Global Opportunities Fund since its inception on September 30, 1993.

CHANGE IN INVESTMENT STRATEGY
The paragraph regarding Montgomery in the "Fund Investments - Star Worldwide Fund" section of the Prospectus is revised to read as follows:

  Montgomery Asset Management, LLC ("Montgomery") normally will invest at least 65% of its segment of the Fund's portfolio in equity securities of companies, which may be of any size, throughout the world. The segment of the Fund managed by Montgomery emphasizes common stocks, but may also invest up to 35% of its segment in debt securities, including up to 5% in debt securities rated below investment grade. Montgomery may invest its segment of the Fund in securities denominated in one or more foreign currencies.

  Montgomery invests in companies that it believes have potential for above-average growth in sales and earnings on a sustained basis and that are reasonably priced. A number of factors are considered in evaluating potential investments, including a company's per share sales and earnings growth; return on capital; balance sheet; financial and accounting policies; overall financial strength; industry sector; competitive advantages; and quality of management.

Messrs. Castro and Boich have reviewed the portfolio holdings of the Montgomery segment of the Fund and expect that it will take approximately 2 to 3 months to reposition the Montgomery segment's portfolio holdings to match the new investment strategy as set forth above.

REDUCTION IN SUBADVISORY FEE
The subadvisory fees payable by NEFM to Montgomery are now at the annual rate of:

  0.85% of the first $25 million of the average daily net assets of the segment of the Fund that Montgomery manages, 0.65% of the next $25 million of such assets, and 0.55% of such assets in excess of $50 million.

This change in subadvisory fees paid by NEFM does not affect the management fee paid by the Fund.

All of the above changes are effective August 3, 1998.

FOR NEW ENGLAND STAR ADVISERS FUND
The following supplements the disclosure found in the paragraph in the "Fund Management" section of the Prospectus describing subadvisory fees paid by NEFM to Janus Capital Corporation ("Janus Capital"):

  For the Star Advisers Fund, NEFM pays Janus Capital a subadvisory fee at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that Janus Capital manages and 0.50% of such assets in excess of $50 million.

     SUPPLEMENT DATED AUGUST 21, 1998 TO THE MAY 1, 1998 PROSPECTUSES FOR NEW ENGLAND STAR FUNDS CLASS A, B AND C (AS SUPPLEMENTED JULY 15, 1998
           AND AUGUST 3, 1998) AND NEW ENGLAND STOCK FUNDS CLASS Y
                       (AS SUPPLEMENTED AUGUST 3, 1998)

The following supplements the paragraph entitled "Founders" in the "Fund Management" section of each Prospectus:

Effective August 21, 1998, the Founders large/mid-cap investment management team, under the interim leadership of Paul LaRocco, has replaced Edward F. Keely as portfolio manager of the Founders' segment of the Star Advisers Fund. Mr. LaRocco, Vice President of Investments of Founders, is a Chartered Financial Analyst and is also the interim leader of the team managing the Founders Growth Fund. Mr. LaRocco has been serving as the lead portfolio manager for the Founders Special Fund since March 1998 and as a portfolio manager for The Dreyfus Corporation since April 1998. Prior to joining Founders in 1998, Mr. LaRocco was a vice president and portfolio manager with Oppenheimer Funds.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

FIVE GOOD REASONS TO INVEST REGULARLY
1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market. With Investment Builder, New England Fund's automatic investment program, you can invest as little as $100 a month in your New England fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

--------------------------------------------------------------------------------
                         THE POWER OF MONTHLY INVESTING
--------------------------------------------------------------------------------

[A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:]

Monthly investments of $100

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                        $7,322
10                                                                      $18,079
15                                                                      $33,886
20                                                                      $57,111
25                                                                      $91,236

Monthly investments of $200

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $14,643
10                                                                      $36,158
15                                                                      $67,772
20                                                                     $114,222
25                                                                     $182,472

Monthly investments of $500

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $36,608
10                                                                      $90,396
15                                                                     $169,429
20                                                                     $285,555
25                                                                     $456,181

For illustrative purposes only. These figures represent hypothetical accumulation at an 8% annual rate of return, and are not indicative of future performance of any New England Fund. The value of a New England Fund will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high.

You can start an Investment Builder program with your current New England Funds account. To open an Investment Builder account today, call your financial representative or New England Funds at 1-800-225-5478.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                   STOCK FUNDS
                                  Bullseye Fund
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                        Tax Free Income Fund of New York
                  Intermediate Term Tax Free Fund of California

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc.
    (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by
                    visiting their web site at www.NASDR.com.

                                                              ------------------
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                                                                 Brockton, MA
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